Exhibit 99.2

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First Community Bancorp

Rancho Santa Fe, CA

presentation to

FBR 10th Annual Investor Conference

December 3, 2003

[LOGO]

Forward-Looking Statements

This presentation contains, and from time to time our management may make, statements that are ‘‘forward-looking statements’’ within the meaning of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements.  Such statements are subject to certain risks and assumptions about future events, which by their nature are inherently uncertain and out of our control, that could cause actual results to differ materially from those in our forward-looking statements. Such risks, uncertainties and assumptions, include, but are not limited to, those discussed in our Form 10-K for fiscal year ended December 31, 2002, under Item 1 ‘‘Business Certain Business Risks’’, as well as the following factors: the possibility that personnel changes will not proceed as planned; planned acquisitions and relative cost savings cannot be realized or realized within the expected time frame; revenues are lower than expected; competitive pressure among depository institutions increases significantly; the integration of acquired businesses costs more, takes longer or is less successful than expected; the cost of additional capital is more than expected; changes in the interest rate environment reduces interest margins; general economic conditions, either nationally or in the market area in which First Community does business, are less favorable than expected; legislation or regulatory requirements or changes adversely affect First Community’s business; changes that may occur in the securities markets; and other risks that are described in First Community’s Securities and Exchange Commission filings.  If any of these uncertainties materializes or any of these assumptions proves incorrect, First Community’s results could differ materially from First Community’s expectations as set forth in these statements.  First Community assumes no obligation to update such forward-looking statements.

Investors and security holders are urged to read First Community Bancorp’s annual report on Form 10-K for the year ended December 31, 2002 and other documents filed by the Company with the Securities and Exchange Commission.  The documents filed by First Community with the Commission may be obtained at First Community Bancorp’s website at www.firstcommunitybancorp.com or at the Commission’s website at www.sec.gov.  These documents may also be obtained free of charge from First Community by directing a request to: First Community Bancorp c/o Pacific Western Bank, 275 North Brea Boulevard, Brea, CA 92821.  Attention: Investor Relations. Telephone 714-671-6800.

Stock Summary

NASDAQ Symbol	FCBP

Fully Diluted Shares	15.89 Million*

Market Capitalization	$568.4 Million **

Average Volume	37,318 shares per day **

Dividends Per Share (Annualized)	$0.75 per year (2.10% yield) **

Analyst Coverage	Friedman Billings Ramsey
Keefe, Bruyette & Woods, Inc.
Stifel, Nicolaus & Company, Inc.

*                 Fully diluted shares as of 9/30/03

**          Per share price of $35.65 and data as of 11/19/03

Investment Hypothesis

•               A growing economy drives organic growth

•               Small/medium sized businesses represent a large fragmented market

•               Aggressive expense management is critical in consolidating businesses like banking

•               Keep the business model simple

•               Great execution beats great strategy

Market Area

First Community Bancorp believes that a strong area of regional commerce and recreation exists in the geographic triangle that extends from Los Angeles to Palm Springs to San Diego

[GRAPHIC]

A Growing Economy is Essential for Strong Organic Growth

•               Southern California is the 11th largest economy in the world*

•               Diversity of industries, population growth, substantial international trade and a large, well-trained workforce are growth drivers

•               Los Angeles, San Diego, Riverside and San Bernardino were among the ten fastest growing counties in the U.S. in 2002**

•               The size and diversity of the region has provided a foundation for solid organic growth and the transformation of FCBP’s balance sheet

Source:      * Los Angeles Economic Development Corporation, www.laedc.info/pdf/Forecast-2003-07.pdf

** Forbes http://www.forbes.com/newswire/2002/09/16/rtr722323.html

Small/Medium-sized Businesses Represent a Fragmented Market for Banks

•               The large banks are focused on selling standardized products and services

•               A large market exists for personalized service with unique solutions to the problems faced by small/medium-sized businesses

•               Most customers seeking highly personalized services are somewhat insensitive to price

Expense Management is Critical in Consolidating Businesses Like Banking

•               Revenue can fluctuate, but expenses can be managed

•               Effective expense management must focus on each component of operating cost:

•             Interest

•             Operating

•             Credit

Funding Mix Provides the Architecture for Managing Interest Expense

	California Banks *	First Community 9/30/03
Deposit Mix
Non-Interest	21%	39%
Other Transaction	39%	43%
CDs	33%	17%
Borrowings**	7%	1%

*                 Source: SNL DataSource and represents the average of all California based banks as of 6/30/03

**          Excludes trust preferred securities

Pricing Discipline Delivers the Benefits of a Good Deposit Mix

•               First Community seeks to price each of its deposit types in the third quartile among its peers

•               Deposit changes are monitored continuously to understand sensitivity to pricing decisions

•               Borrowings are only used to cover short-term funding needs or financing for certain acquisitions

Net Interest Margin has Remained Stable Despite the Dramatic Decline in Rates

[CHART]

*                 Source: SNL DataSource and represents the median of all California-based banks.

The Rapid Assimilation of Acquisitions is Important in the Management of Expense

•               All acquisitions have been fully integrated

•               Redundant expenses have been eliminated

•               Policies and procedures have been standardized

•               Priority is given to acquisitions that provide targeted benefits to improving operational efficiency

Good Execution and Focused Resource Deployment Have Led to Improvements in Efficiency

Efficiency Ratio *	Noninterest Expense to Assets **

[CHART]	[CHART]

* Total noninterest expense as a percentage of net interest income and noninterest income

**Total noninterest expense to average assets

The First Community Model Combines Excellence in Customer Service with Centralized Administrative Support

•               Loan decisions are made by local managers

•             Area Presidents

•             Regional Chief Credit Officer

•               Administrative functions are centralized

Credit Expense can be Controlled by Sound Underwriting and the Discipline of not Chasing Yield

Nonperforming to Loans & OREO	Reserves to Nonaccrual

[CHART]	[CHART]

Nonperforming assets continue to trend downward despite the acquisition of certain banks with troubled portfolios while reserves remain strong

Great Execution Beats Great Strategy

Earnings Per Share

[CHART]

* Analyst 2003 EPS estimates as of 11/19/03

Financial Progress for 2003

	At or YTD 09/30/03	At or YTD 12/31/02

ROAA	1.42%	1.14%

Efficiency	55.3%	65.9%

Net Interest Margin	5.31%	5.41%

Nonperforming Assets to Loans and OREO	0.61%	0.93%

First Community is Well-Positioned for the Future

•               Experienced management team

•               Excellent market characteristics

•               Disciplined management process

•               Simple business model

First Community Stock has been a Strong Performer

[CHART]

Data as of 11/19/03

First Community Bancorp

Rancho Santa Fe, CA